UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 30, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement

On May 30, 2025, Momentus Inc. (“Momentus” or the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with J.J. Astor & Co. (the “Lender”) pursuant to which Momentus may borrow up to $1.5 million in two equal tranches of $750,000 (collectively, the “Loan”). Each tranche of the Loan is payable in 40 weekly installments of $25,312.50. In lieu of cash, the Company may elect to pay the weekly installments with shares of Class A common stock, par value $0.00001 per share (the “Common Stock” at a conversion price of $1.70 (the “Installment Shares”), provided that the Company pays at least 10% of the weekly installments in cash. The Lender may also elect to receive the weekly installments in the form of Installment Shares in lieu of cash. Amounts borrowed under the Loan Agreement are secured by a lien on substantially all of the assets of the Company.

The proceeds of the Loan Agreement are to be used for general working capital purposes. The Loan Agreement requires the Lender’s consent to take certain actions, such as incurring additional indebtedness other than permitted indebtedness (as defined in the Loan Agreement), repaying indebtedness to affiliates, or incurring liens other than permitted liens (as defined in the Loan Agreement).

The Company’s obligations under the Loan Agreement will accelerate and become immediately due upon the occurrence of certain customary events of default, including failure to pay amounts owing when due, a default under the Company’s other obligations or judgment in an amount in excess of $100,000, a failure to timely file certain SEC filings, and/or certain events involving a discontinuation of our business or certain types of proceedings involving insolvency, bankruptcy, receivership and the like, or a change of control of Momentus.

Upon an event of default, amounts owing under the convertible notes issued in connection with funding of each tranche of the Loan (the “Convertible Notes”) will automatically increase by 120% and be convertible into shares of Common Stock at a conversion price equal to 20% of the closing price of the Common Stock on the date the initial tranche is funded (the “Default Conversion Price”). In the event that the Lender elects to convert any amounts outstanding on the Convertible Notes and the Default Conversion Price is greater than the closing price of the Common Stock on the date the Lender sends the Company notice of an event of default (such closing price, the “Notice Date Price”), then the Company shall issue additional shares of Common Stock to the Lender such that the total shares to be issued upon conversion is based on the Notice Date Price. The conversion prices and the number of shares of Common Stock issuable upon conversion of the Convertible Notes are also subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

In addition to the Loan Agreement, Momentus agreed to issue to the Lender warrants upon the funding of each tranche of the Loan to purchase up to 476,470 shares of Common Stock with an exercise price of $1.70 per share (the “Lender Warrants”). The exercise price and the number of shares of Common Stock issuable upon exercise of the Lender Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. The Company entered into a Registration Rights Agreement with the Lender that requires the Company to file a resale shelf registration statement registering the resale of up to 200% of the conversion shares and the shares of Common Stock issuable upon exercise of the Lender Warrants within three business days prior to the funding of the initial tranche of the Loan.

None of the Convertible Notes can be converted if it would cause the aggregate number of shares of Common Stock beneficially owned by the Lender (together with its affiliates) to exceed 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion and none of the Lender Warrants can exercised if it would cause the aggregate number of shares of Common Stock beneficially owned by the Lender (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise. By written notice, the Lender may, with the agreement of the Company, from time to time increase or decrease this ownership limitation to any other percentage. Conversion of the Convertible Notes and exercise of the Lender Warrants is also subject to compliance with applicable Nasdaq rules.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02          Unregistered Sales of Equity Securities

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the Loan Agreement, the Lender Warrants and the Convertible Notes (collectively, the “Securities”) is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 30, 2025).
10.1
Loan Agreement, dated May 30, 2025, by and between Momentus Inc. and J.J. Astor & Co. (incorporated by reference to Exhibit 10.33 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 30, 2025).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	June 5, 2025	Title:	Interim Chief Financial Officer